Exhibit 99.1

Sterling Bancorp, Inc. July 2018 NASDAQ: SBT Investor Presentation

Forward-Looking Statements This presentation and other communications by Sterling Bancorp, Inc. (“Sterling”) include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended regarding Sterling’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. These risks, uncertainties and other factors include, but are not limited to: potential delays or other problems implementing our growth, expansion and other growth strategies including delays in identifying sites, hiring or retaining qualified personnel, obtaining regulatory or other approvals, obtaining permits and designing, constructing and opening new offices; availability and access to capital; possible downgrades in Sterling’s credit ratings or outlook which could increase the costs or availability of funding from capital markets; the ability to attract new or retain existing deposits or to retain or grow loans; the ability to generate future revenue growth or to control future growth in non-interest expense; interest rate fluctuations, including changes in the yield curve between short-term and long-term interest rates; competitive factors and pricing pressures, including their effect on our net interest margin; general economic, unemployment, credit market and real estate market conditions, and the effect of such conditions on the creditworthiness of borrowers, collateral values, the value of investment securities and asset recovery values; changes in legal, financial and/or regulatory requirements; recently enacted and potential legislation and regulatory actions and the costs and expenses to comply with new and/or existing legislation and regulatory actions; changes in U.S. government monetary and fiscal policy; the ability to keep pace with technological changes, including changes regarding maintaining cybersecurity; the impact of failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber-attacks or an increase in the incidence or severity of fraud, illegal payments, security breaches or other illegal acts impacting Sterling or its customers; adoption of new accounting standards or changes in existing standards; and adverse results (including costs, fines, reputational harm and/or other negative effects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions or rulings as well as other factors identified in this presentation or as detailed from time to time in our public filings, including those factors included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our final prospectus filed with the Securities and Exchange Commission on November 17, 2017 and future periodic reports. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by such forward-looking statements. Sterling disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise. 2

3 Pristine Credit Quality Focused Suite of Residential & Commercial Products Profitable & Efficient Business Model Experienced Leadership Team In-Branch Relationship Deposits and Loans Desirable Branch Network in High-Growth Markets Investment Highlights

Key Markets 4 Desirable Branch Network in High-Growth Markets Los Angeles / Orange County (5 Branches) San Francisco Bay Area (20 Branches) Southfield, MI (1 Operational Branch) SF Bay Area Markets San Francisco (13) Burlingame (1) Daly City (1) San Mateo (1) San Rafael (1) Cupertino (1) Fremont (1) Oakland (1) LA / Orange County Markets Alhambra (1) Arcadia (1) Irvine (1) Rowland Heights (1) Chino Hills (1) Greater Seattle, WA (1 Branch) New York, NY (2 Branches)

Strategic Overview 5 Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of June 30, 2018 quarterly filings, mean metrics pictured. Source: SEC Filings, U.S. Census data as of June 30, 2017 Business Model Unique Credit Consistent Performance Relationship spread lender, not a mortgage bank Branches in excellent, growth markets. Sterling primary markets are growing 18% faster than the national average (US Census) Focus on customers who value service and relationships Focus on efficiency and credit quality with industry leading metrics Niche client culture mix that typically make large down payments and carry large deposit balances Niche TIC lending product in distinct markets Efficient branch footprint Strong, growing profitability. ROAA of 2.08% vs. peers of 1.17% ¹ Net credit charge-offs of 0bps to avg. loans Strong growth in quality markets. Sterling primary markets have avg. household incomes 57% higher than national average (US Census) Low LTV products. 62% avg. in residential products Deep customer knowledge, almost all of the borrowers maintain a deposit account Strong credit culture Nonperforming loans are 2bps of total loans Low transaction volumes

2Q 2018 Financial Summary Total portfolio loans of $2.8 billion, a 28% year-over-year increase Total deposits of $2.3 billion, a 30% year-over-year increase Net income of $16.0 million, or $0.30 diluted EPS, a 79% year-over-year increase 6 Continued Growth Financial Highlights Balance Sheet ($ Million) Total Assets $3,111 Cash and Securities $179 Net Loans $2,816 Total Deposits $2,341 Total Equity $304 YTD Performance Ratios and Profitability Return on Average Assets 2.08% Return on Average Equity 21.3% Return on Average Tangible Common Equity 21.4% Net Interest Margin 3.96% Efficiency Ratio 35% Net Income (Million) $16.0 Capital Ratios Tang. Common Equity / Tang. Assets 9.75% Leverage Ratio 9.88% Common Equity Tier 1 Risk-Based Capital Ratio 16.21% Tier 1 Risk-Based Capital Ratio 16.21% Total Risk-Based Capital Ratio 20.77% Asset Quality Nonperforming Loans $0.6 Nonperforming Loans / Total Loans 0.02% Nonperforming Assets $3.6 Nonperforming Assets / Total Assets 0.12% ALLL / Nonperforming Loans 3167%

2Q 2018 Financial Summary 7 Demonstrated Growth Total Net Loans ($ Million) Net Income ($ Million) 29% CAGR 32% CAGR $14.5 $17.7 $22.5 $33.2 $38.0 $50.4 2013 2014 2015 2016 2017 TTM $888.4 $1,136.1 $1,575.8 $1,982.4 $2,594.4 $2,816.2 2013 2014 2015 2016 2017 2Q 2018

Strong Core Returns 8 Consistent Profitability and Growth Drive High Returns Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of June 30, 2018 quarterly filings, mean metrics pictured. Source: SEC Filings, S&P Global Market Intelligence ROAA ROATCE 1 1 0.91% 0.92% 0.90% 0.89% 0.84% 1.17% 1.58% 1.60% 1.59% 1.73% 1.54% 2.08% 2013 2014 2015 2016 2017 2Q 2018 Peers Sterling 9.8% 10.1% 9.7% 9.7% 8.7% 13.4% 15.0% 15.4% 17.4% 22.3% 20.4% 21.4% 2013 2014 2015 2016 2017 2Q 2018 Peers Sterling

Expense Management Focus 9 Noninterest Expense Performance Versus Peers Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of June 30, 2018 quarterly filings, mean metrics pictured. Source: SEC Filings, S&P Global Market Intelligence Efficiency Ratio Noninterest Expense / Average Assets 1 1 3.0% 2.9% 2.9% 2.8% 2.7% 2.6% 2.0% 2.2% 2.0% 1.7% 1.7% 1.6% 2013 2014 2015 2016 2017 2Q 2018 Peers Sterling 67% 67% 65% 64% 62% 60% 49% 47% 42% 36% 36% 35% 2013 2014 2015 2016 2017 2Q 2018 Peers Sterling

Strong Revenue Growth 10 Consistent Revenue Composition on a High Growth Balance Sheet Revenue Stream Analysis ($ Million) 2Q 2018 Highlights $1.1 million increase in net interest income compared to the prior quarter driven by strong originations and balance sheet growth Growth Opportunities Continued secondary market demand for loan sales Acquisition of Quantum Capital to establish platform for investment management and private banking Accelerated growth in Los Angeles and new markets including NY and Seattle Expansion of current residential and commercial teams in all operating markets Total $46.1 $57.8 $75.0 $97.3 $110.5 $0.6 $2.2 $9.6 $9.7 $14.3 $5.9 $6.2 $5.8 $6.9 $7.0 $52.6 $66.2 $90.4 $113.9 $131.8 4.74% 4.66% 4.71% 4.63% 4.63% 5.15% 5.03% 5.07% 5.00% 5.01% 2014 2015 2016 2017 TTM Net Interest Income Gain on Sale of Loans Other Noninterest Income Rev. / Average Assets Rev. / Average Loans

Loan Portfolio Composition 11 Sterling’s Portfolio is Comprised of Low LTV, Short Reset, Lower Balance Loans Note: Financial data as of June 30, 2018 unless noted *2Q18 yield on loans reflects the accounting change that took place in the second quarter for certain commitment fees to be classified as interest and fees on loans. Loan Composition as of June 30, 2018 Loan Composition Over Time ($ Million) 62% Average LTV in residential products 45% of loan portfolio reprices in the next 12 months 90 Days+ delinquencies of 2bps Rated as a servicer by DBRS and Fitch Sterling loans also used as collateral in securitizations 29% CAGR Yield on Loans 5.19% 5.02% 4.95% 5.02% 5.11% 5.45%* $901 $1,149 $1,589 $2,002 $2,613 $2,836 2013 2014 2015 2016 2017 2Q 2018 83% 9% 6% 2% 1-4 Family Residential ($2.4Bn) Commercial Real Estate ($250mm) Construction ($172mm) Commercial ($46mm)

Stable Deposit Funding 12 Sterling Has A Sizable Core Deposit Base Deposit Composition as of June 30, 2018 Almost all of our borrowers maintain a deposit account Average residential lending customer maintains a $16k checking account Average deposits per branch of $84 million Note: Financial data as of June 30, 2018 unless noted Cost of Deposits Deposit Composition Over Time ($ Million) 26% CAGR Cost of Deposits 0.69% 0.56% 0.61% 0.80% 0.94% 1.25% $827 $953 $1,230 $1,615 $2,245 $2,341 2013 2014 2015 2016 2017 2Q 2018 Non-Interest Bearing Deposits Interest-Bearing Deposits 88% 9% 3% Core Interest Bearing Deposits ($2.1Bn) Jumbo ($250k+) Deposits ($211mm) Non-Interest Bearing Deposits ($74mm)

Credit Performance 13 Sterling Bancorp Maintains Pristine Credit Quality Nonaccrual Loans / Total Loans Non-Performing Assets / Total Assets Allowance for Loan Losses / Total Loans Net Charge-Offs / Average Loans (0.12%) (0.03%) (0.14%) (0.04%) 0.00% 2014 2015 2016 2017 2Q 2018 0.87% 0.69% 0.74% 0.71% 0.72% 2014 2015 2016 2017 2Q 2018 0.51% 0.42% 0.17% 0.13% 0.12% 2014 2015 2016 2017 2Q 2018 0.12% 0.06% 0.02% 0.02% 0.02% 2014 2015 2016 2017 2Q 2018

Recent Trends in Net Interest Margin 14 Loan Beta Mitigating Increase in Deposit Costs Factors Positively Impacting Loan Yields 86% of loans tied to one-year LIBOR or Prime An average of $80 million of LIBOR-based loans scheduled to reprice each month over remainder of 2018 Average loan repricing of LIBOR-based loans expected to be approximately 150 bps higher $236 million of Prime-based loans that will reprice with each increase in Prime Strategies to Manage Deposit Costs Extend deposit maturities by issuing more 24- and 30-month CDs $94 million in 24- and 30-month CDs added in 2Q18, representing 77% of all new CDs issued Recent branch openings in new markets expected to positively impact deposit gathering Loan Yield/NIM/Deposit Costs 5.32% 5.33% 5.45% 3.97% 3.96% 3.96% 1.08% 1.15% 1.25% 0% 1% 2% 3% 4% 5% 6% 4Q17 1Q18 2Q18 Average Loan Yield Net interest Margin Cost of Deposits

15 *Prime-based loans will reprice with any changes to the Prime Rate **To prevent loan attrition, some loans scheduled for reset are renegotiated to current market rates +50 bps Loan Repricing Schedule** ($ Million) Amount Wtd-Avg Margin (In millions) (In basis points) Other LIBOR $ 1.5 342 12-month LIBOR 2,171.3 402 1-year CMT 10.5 257 3-year CMT 10.3 335 5-year CMT 349.4 325 Prime Rate 252.4 172 Total adjustable loans $ 2,795.4 371 Variable-Rate Loans by Index Loan Portfolio by Repricing Index Loan Repricing Schedule Loan Repricings Expected to Positively Impact Average Loan Yield LIBOR 77% CMT 13% Fixed 1% Prime 9% $228.4 $257.7 $245.9 $274.6 $5.6 $7.9 $7.4 $8.9 $235.6 $245.8 $245.8 $245.8 $469.6 $511.4 $499.0 $529.4 Q3 2018 Q4 2018 Q1 2019 Q2 2019 LIBOR CMT Prime*

Interest Rate Risk Analysis 16 Interest Rate Risk Mitigated by ARM Loans and Repricing Structures Note: 1: Over 95% of loans repricing in 2018 will adjust annually thereafter Weighted-Average Reset (months) Repricing Matrix ¹ Strategically decreased WAReset of loans WAReset may be influenced through loan sales Investment portfolio average duration 0.67 years Increasing deposit price competition traditionally lags market rates, but will put downward pressure on NIM Weighted average margin of 12Mo LIBOR plus 4.02% on $2.2B of residential loans Held for Investment loans predominantly all ARM loans 34% 35% 38% 39% 40% 39% 39% 46% 48% 45% 13% 13% 11% 11% 11% 15% 16% 13% 11% 10% 53% 52% 51% 50% 49% 46% 45% 41% 41% 45% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 12 Months 24 Months All Other 15 20 25 30 35 Dec - 15 Mar - 16 Jun - 16 Sep - 16 Dec - 16 Mar - 17 Jun - 17 Sep - 17 Dec - 17 Mar - 18 Jun - 18

Solid Capital Ratios 17 As of and for the 3mo. Ended Well Capitalized Regulatory Guidelines 6/30/2017 3/31/2018 6/30/2018 Tier 1 (core) capital to risk-weighted assets 11.69% 15.77% 16.21% 8.00% Tier 1 (core) capital to adjusted tangible assets 7.62% 9.73% 9.88% 5.00% Common Tier 1 (CET 1) 11.69% 15.77% 16.21% 6.50% Total adjusted capital to risk-weighted assets 16.11% 20.38% 20.77% 10.00%

Experienced Leadership Team Executive management with an average tenure at Sterling of 18 years Desirable Branch Network in High-Growth Markets Branch network with a stronghold in the San Francisco Bay Area (Largest branch network of any community bank in the city of San Francisco) Focused growth in Los Angeles and Orange County New branching footholds in New York City and Seattle Pristine Credit Quality 5 years of net recoveries versus peer charge-offs Non-performing loans / loans of 2bps Non-performing assets / total assets of 12bps Focused Suite of Residential & Commercial Products Average LTV of 62% in residential products 29% Net loan CAGR since 2013 with a net interest margin of 3.96% in 2Q 2018 Began bulk loan sales in 2015 to manage balance sheet, liquidity, and interest rate risk In-Branch Relationship Deposits and Loans Strong customer loyalty, almost all borrowers maintain a deposit account Average residential lending checking relationship maintains a $16k deposit balance Profitable & Efficient Business Model History of strong performance delivering 2.08% ROAA and 21.4% ROATCE in 2Q 2018 Ranked #1 overall in SNL Financial’s “Top Performing Banks” of 2017 18 Investment Highlights

Appendix

Experienced Leadership Team 20 Sterling Bancorp, Inc. Gary Judd Chairman of the Board Chief Executive Officer Mr. Judd has over 40 years of experience in the banking industry and has led Sterling since August 2008. His prior experience includes service as a director, president and chief executive officer for WestStar Bank and its parent company, Vail Banks, Inc. as well as Vectra Bank and its parent company Vectra Banking Corporation. Prior to those positions, he served in numerous positions with Citibank. Mr. Judd’s extensive expertise over many credit cycles has provided an experienced hand at the top throughout his tenure with the Company. Tom Lopp President Chief Operating Officer Chief Financial Officer Joined the Company as a Divisional Controller in 1997. Appointed President in December 2016, has served as Chief Operating Officer since September 2009, as Chief Financial Officer since 2002, and led the expansion into Southern California in 2015. Mr. Lopp’s deep understanding of the Company, his long experience with Sterling’s financial reporting responsibilities and the risks inherent in the banking business, has helped to effectively manage the risks attendant to growth. Michael Montemayor President of Retail & Commercial Banking Chief Lending Officer Joined as a Residential Lender in 1992. Mr. Montemayor worked his way through the Company as a Regional Branch Manager, Commercial Loan Officer, Construction Loan Officer, and then Managing Director of Commercial Lending followed by his appointment as Chief Lending Officer in 2006, and has led retail banking since 2013. His broad experience in all aspects of the lending business and his long-term service as Chief Lender has helped to provide continuity and consistency in to the business model and lending practices.

Non-GAAP Reconciliations 21 Return on Average Tangible Common Equity (ROATCE) (Dollars Million) Year Ended December 31, 3mo. Ended 6/30/18 2014 2015 2016 2017 (a) Net Income $17.7 $22.5 $33.2 $38.0 $16.0 (b) Avg. Shareholders' Equity $117.9 $131.7 $150.7 $187.5 $300.0 (c) Intangibles ($2.5) ($2.0) ($1.6) ($1.1) ($0.8) (d) Avg. Tang. Common Equity $115.4 $129.7 $149.1 $186.4 $299.2 (a) / (d) ROATCE 15.4% 17.4% 22.3% 20.4% 21.4%

Earnings Release Detail

Balance Sheet

Sterling Bancorp, Inc. Consolidated Balance Sheets Unaudited

Dollars in thousands	6/30/2018	3/31/2018	% change	12/31/2017	% change	6/30/2017	% change
Assets							
Cash and due from banks	$ 36,820	$ 37,541	(2)%	$ 40,147	(8)%	$ 25,974	42%
Investment securities	142,648	124,956	14%	126,848	12%	102,501	39%
Mortgage loans held for sale	21,641	200,467	(89)%	112,866	(81)%	579	N/M
Loans, net of allowance for loan losses of $20,300, $19,132, $18,457 and $16,246	2,816,156	2,580,560	9%	2,594,357	9%	2,205,530	28%
Accrued interest receivable	12,396	11,936	4%	11,493	8%	9,170	35%
Mortgage servicing rights, net	9,295	7,780	19%	6,496	43%	5,179	79%
Leasehold improvements and equipment, net	8,413	7,705	9%	7,043	19%	6,863	23%
Federal Home Loan Bank stock, at cost	22,950	22,950	0%	22,950	0%	18,360	25%
Cash surrender value of bank-owned life insurance	30,991	30,837	0%	30,680	1%	30,357	2%
Deferred tax asset	5,905	7,234	(18)%	6,847	(14)%	9,795	(40)%
Other assets	4,124	2,366	74%	2,231	85%	3,741	10%
Total assets	$3,111,339	$3,034,332	3%	$2,961,958	5%	$2,418,049	29%
Liabilities							
Noninterest-bearing deposits	$ 73,791	$ 75,062	(2)%	$ 73,682	0%	$ 66,455	11%
Interest-bearing deposits	2,266,814	2,216,103	2%	2,171,428	4%	1,729,869	31%
Total deposits	2,340,605	2,291,165	2%	2,245,110	4%	1,796,324	30%
Federal Home Loan Bank borrowings	350,000	342,937	2%	338,000	4%	359,312	(3)%
Subordinated notes, net	64,958	64,923	0%	64,889	0%	49,404	31%
Accrued expenses and other liabilities	51,666	46,795	10%	40,661	27%	38,600	34%
Total liabilities	2,807,229	2,745,820	2%	2,688,660	4%	2,243,640	25%
Stockholders' Equity							
Common stock, voting, authorized 500,000,000 shares at June 30, 2018, March 31, 2018 and December 31, 2017, and 490,000,000 at June 30, 2017; issued and outstanding 53,002,963 shares at June 30, 2018 and March 31, 2018, 52,963,308 shares at December 31, 2017, and 40,199,000 shares at June 30,2017.	111,238	111,238	0%	111,238	0%	22,863	387%
Common stock, non-voting, no par value, authorized 10,000,000 shares, issued and outstanding 5,072,000 shares at June 30, 2017.	-	-	-	-	-	2,885	N/M
Additional paid-in capital	12,501	12,425	1%	12,416	1%	12,416	1%
Retained earnings	180,438	164,984	9%	149,816	20%	136,371	32%
Accumulated other comprehensive loss	(67)	(135)	N/M	(172)	N/M	(126)	N/M
Total stockholders' equity	304,110	288,512	5%	273,298	11%	174,409	74%
Total liabilities and stockholders' equity	$3,111,339	$3,034,332	3%	$2,961,958	5%	$2,418,049	29%

N/M – Not Meaningful

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Earnings Release Detail

Income Statement

Sterling Bancorp, Inc. Consolidated Statements of Income Unaudited

Dollars in thousands	Three Months Ended					Six Months Ended		
	6/30/2018	3/31/2018	% change	6/30/2017	% change	6/30/2018	6/30/2017	% change
Interest Income:								
Interest and fees on loans [1]	$ 38,580	$ 36,400	6%	$ 28,624	35%	$ 74,980	$ 55,743	35%
Interest and dividends on investment securities	842	819	3%	435	94%	1,661	800	108%
Other interest	119	114	4%	29	310%	233	48	385%
Total interest income	39,541	37,333	6%	29,088	36%	76,874	56,591	36%
Interest Expense:								
Interest on deposits	7,179	6,589	9%	3,777	90%	13,768	7,311	88%
Interest on Federal Home Loan Bank borrowings	1,334	833	60%	870	53%	2,167	1,700	27%
Interest on subordinated notes and other	1,171	1,172	0%	908	29%	2,343	1,816	29%
Total interest expense	9,684	8,594	13%	5,555	74%	18,278	10,827	69%
Net interest income	29,857	28,739	4%	23,533	27%	58,596	45,764	28%
Provision for loan losses	1,120	641	75%	600	87%	1,761	1,200	47%
Net interest income after provision for loan losses	28,737	28,098	2%	22,933	25%	56,835	44,564	28%
Non-interest income:								
Service charges and fees [1]	92	74	24%	88	5%	166	137	21%
Investment management and advisory fees	500	623	(20)%	589	(15)%	1,123	1,141	(2)%
Net gain on sale of loans	5,096	4,006	27%	384	1227%	9,102	4,436	105%
Other income	609	790	(23)%	469	30%	1,399	1,042	34%
Total non-interest income	6,297	5,493	15%	1,530	312%	11,790	6,756	75%
Non-interest expense								
Salaries and employee benefits	7,229	6,649	9%	5,277	37%	13,878	10,687	30%
Occupancy and equipment	1,610	1,546	4%	1,416	14%	3,156	2,805	13%
Professional fees	824	622	32%	295	179%	1,446	664	118%
Advertising and marketing	351	349	1%	230	53%	700	422	66%
FDIC assessments	474	543	(13)%	264	80%	1,017	506	101%
Data processing	295	288	2%	279	6%	583	486	20%
Other	1,838	1,506	22%	1,630	13%	3,344	2,913	15%
Total non-interest expense	12,621	11,503	10%	9,391	34%	24,124	18,483	31%
Income before income taxes	22,413	22,088	1%	15,072	49%	44,501	32,837	36%
Income tax expense	6,431	6,339	1%	6,134	5%	12,770	13,483	(5)%
Net income	$ 15,982	$ 15,749	1%	$ 8,938	79%	$ 31,731	$ 19,354	64%
Income per share, basic and diluted	$ 0.30	$ 0.30		$ 0.20		$ 0.60	$ 0.43	
Weighted average common shares outstanding:								
Basic	52,963,308	52,963,308		45,271,000		52,963,308	45,271,000	
Diluted	52,965,365	52,963,308		45,271,000		52,965,133	45,271,000	

N/M – Not Meaningful

(1) In the second quarter of 2018, the Company changed the classification of commitment fees earned on construction loans and other lines of credit to commercial customers in its condensed consolidated statements of income to the financial statement caption, interest and fees on loans, which were previously reported in service charges and fees. As a result, prior period financial statements included herein have been adjusted from the amounts previously reported to correct the classification error. The amount of the adjustment was a decrease to service charges and fees, and increase to interest and fees on loans of $502, $862 and $544 for the three and six months ended June 30, 2017, and three months ended March 31, 2018, respectively. There was no change to the reported net income or income per share, basic and diluted, as previously reported as a result of this immaterial correction.

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Earnings Release Detail 24 Performance Ratios (1) Refer to footnote to Condensed Consolidated Statements of Income table on slide 21. (2) Efficiency Ratio is computed as the ratio of non-interest expense divided by the sum of net interest income and non-interest income. . Sterling Bancorp, Inc. Performance Ratios 6/30/2018 3/31/2018 6/30/2017 6/30/2018 6/30/2017 Performance Ratios: Return on average assets 2.08% 2.13% 1.57% 2.10% 1.73% Return on average shareholders' equity 21.31% 22.17% 20.72% 21.73% 22.70% Return on average tangible common equity 21.36% 22.24% 20.86% 21.79% 22.86% Yield on earning assets (1) 5.25% 5.15% 5.24% 5.20% 5.17% Cost of average interest-bearing liabilities 1.47% 1.36% 1.11% 1.42% 1.11% Net interest spread 3.78% 3.79% 4.13% 3.78% 4.06% Net interest margin (1) 3.96% 3.96% 4.24% 3.96% 4.18% Efficiency ratio (2) 34.91% 33.60% 37.47% 34.27% 35.19% As of and for the Three Months Ended As of and for the Six Months Ended

Earnings Release Detail 25 Capital and Credit Quality 1: Nonperforming loans include nonaccrual loans and loans past due 90 days or more and still accruing interest. 2: Nonperforming assets include nonperforming loans and loans modified under troubled debt restructurings and other repossessed assets. Sterling Bancorp, Inc. Capital and Credit Quality Ratios Dollars in thousands 6/30/2018 3/31/2018 12/31/2017 6/30/2017 Capital Ratios Regulatory and Other Capital Ratios— Consolidated: Tier 1 (core) capital to risk-weighted assets 16.21% 15.77% 15.53% 11.69% Tier 1 (core) capital to adjusted tangible assets 9.88% 9.73% 9.83% 7.62% Common Tier 1 (CET 1) 16.21% 15.77% 15.53% 11.69% Total adjusted capital to risk-weighted assets 20.77% 20.38% 20.28% 16.11% Regulatory and Other Capital Ratios—Bank: Tier 1 (core) capital to risk-weighted assets 14.52% 14.02% 13.71% 13.79% Tier 1 (core) capital to adjusted tangible assets 8.84% 8.65% 8.68% 8.99% Common Tier 1 (CET 1) 14.52% 14.02% 13.71% 13.79% Total capital to risk-weighted assets 15.60% 15.07% 14.76% 14.89% Credit Quality Data Nonperforming loans (1) 641 $ 5,115 $ 783 $ 665 $ Nonperforming loans to total loans 0.02% 0.20% 0.03% 0.03% Nonperforming assets (2) 3,583 $ 8,082 $ 3,777 $ 3,793 $ Nonperforming assets to total assets 0.12% 0.27% 0.13% 0.16% Allowance for loan losses to total loans 0.72% 0.74% 0.71% 0.73% Allowance for loan losses to nonperforming loans 3167% 374% 2357% 2443% Net charge offs to average loans (0.00)% (0.00)% (0.03)% (0.00)% As of and for the Three Months Ended

Earnings Release Detail

Sterling

Allowance for Loan Losses, Loan Composition, and Deposit Composition

Sterling Bancorp, Inc. Allowance for Loan Losses

	Three Months Ended			
	6/30/2018	3/31/2018	12/31/2017	6/30/2017
Allowance for loan losses				
Balance at beginning of period	$ 19,132	$ 18,457	$ 17,189	$ 15,567
Provision for loan losses	1,120	641	600	600
Charge offs	(4)	-	(19)	-
Recoveries	52	34	687	79
Balance at end of period	$ 20,300	$ 19,132	$ 18,457	$ 16,246

Sterling Bancorp, Inc. Loan Composition

Loan Composition	6/30/2018	3/31/2018	% Change	12/31/2017	% Change	6/30/2017	% Change
Construction	$ 172,262	$ 179,846	(4)%	$ 192,319	(10)%	$ 187,572	(8)%
Residential real estate, mortgage	2,367,876	2,134,447	11%	2,132,641	11%	1,773,733	33%
Commercial real estate, mortgage	250,465	239,204	5%	247,076	1%	220,134	14%
Commercial and industrial loans, lines of credit	45,821	46,166	(1)%	40,749	12%	40,274	14%
Other consumer loans	32	29	9%	29	10%	62	(49)%
Total loans held for investment	2,836,456	2,599,692	9%	2,612,814	9%	2,221,775	28%
Less: allowance for loan losses	(20,300)	(19,132)	6%	(18,457)	10%	(16,246)	25%
Loans, net	$ 2,816,156	$ 2,580,560	9%	$ 2,594,357	9%	$ 2,205,530	28%
Mortgage loans held for sale	$ 21,641	$ 200,467	(89)%	$ 112,866	(81)%	$ 579	3639%
Total gross loans	$ 2,858,096	$ 2,800,159	2%	$ 2,725,680	5%	$ 2,222,354	29%

Sterling Bancorp, Inc. Deposit Composition

Deposit Composition	6/30/2018	3/31/2018	% change	12/31/2017	% change	6/30/2017	% change
Noninterest-bearing demand deposits	$ 73,791	$ 75,062	(2)%	$ 73,682	0%	$ 66,455	11%
Money Market, Savings and NOW	1,518,635	1,536,481	(1)%	1,507,956	1%	1,357,805	12%
Time deposits	748,179	679,622	10%	663,472	13%	372,064	101%
Total deposit balances	$2,340,605	$2,291,165	2%	$2,245,110	4%	$1,796,324	30%

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Earnings Release Detail

Quarterly Yield Analysis

Sterling Bancorp, Inc. Yield Analysis

	For the Three Months Ended								
	6/30/2018			3/31/2018			6/30/2017		
(Dollars in thousands)	Average Balance	Interest	Average Yield/ Rate	Average Balance	Interest	Average Yield/ Rate	Average Balance	Interest	Average Yield/ Rate
Interest earning assets									
Loans (1,3)	$ 2,829,819	$ 38,580	5.45%	$ 2,733,759	$ 36,400	5.33%	$ 2,102,446	$ 28,624	5.45%
Securities, includes restricted stock	159,243	842	2.12%	141,616	819	2.31%	108,373	435	1.61%
Other interest earning assets	24,496	119	1.94%	24,663	114	1.85%	11,673	29	0.99%
Total interest earning assets (3)	$3,013,558	$39,541	5.25%	$2,900,038	$37,333	5.15%	$2,222,492	$29,088	5.24%
Interest-bearing liabilities									
Money Market, Savings, NOW	$ 1,515,912	$ 4,468	1.18%	$ 1,525,436	$ 4,135	1.10%	$ 1,304,358	$ 2,764	0.85%
Time deposits	715,863	2,711	1.52%	705,824	2,454	1.41%	383,908	1,013	1.06%
Total interest-bearing deposits	2,231,775	7,179	1.29%	2,231,260	6,589	1.20%	1,688,266	3,777	0.90%
FHLB borrowings	351,846	1,334	1.50%	259,056	833	1.29%	267,276	870	1.29%
Subordinated debt	64,935	1,171	7.21%	64,901	1,172	7.22%	49,383	908	7.35%
Total borrowings	416,781	2,505	2.38%	323,957	2,005	2.48%	316,659	1,778	2.22%
Total interest-bearing liabilities	$ 2,648,556	9,684	1.47%	$ 2,555,217	8,594	1.36%	$ 2,004,925	5,555	1.11%
Net interest income and spread (2,3)		$ 29,857	3.78%		$ 28,739	3.79%		$ 23,533	4.13%
Net interest margin (2,3)			3.96%			3.96%			4.24%

	For the Six Months Ended					
	6/30/2018			6/30/2017		
(Dollars in thousands)	Average Balance	Interest	Average Yield/ Rate	Average Balance	Interest	Average Yield/ Rate
Interest earning assets						
Loans (1,3)	$ 2,782,055	$ 74,980	5.39%	$ 2,073,748	$ 55,743	5.38%
Securities, includes restricted stock	150,478	1,661	2.21%	102,882	800	1.56%
Other interest earning assets	24,579	233	1.90%	10,629	48	0.90%
Total interest earning assets (3)	$2,957,112	$76,874	5.20%	$2,187,259	$56,591	5.17%
Interest-bearing liabilities						
Money Market, Savings, NOW	$ 1,520,648	$ 8,602	1.14%	$ 1,252,328	$ 5,223	0.84%
Time deposits	710,872	5,166	1.47%	403,332	2,088	1.04%
Total interest-bearing deposits	2,231,520	13,768	1.24%	1,655,660	7,311	0.89%
FHLB borrowings	305,707	2,167	1.41%	270,431	1,700	1.25%
Subordinated debt	64,918	2,343	7.22%	49,366	1,816	7.36%
Total borrowings	370,625	4,510	2.42%	319,797	3,516	2.19%
Total interest-bearing liabilities	$ 2,602,145	18,278	1.42%	$ 1,975,457	10,827	1.11%
Net interest income and spread (2,3)		$ 58,596	3.78%		$ 45,764	4.06%
Net interest margin (2,3)			3.96%			4.18%

1. Nonaccrual loans are included in the respective average loan balances. Income, if any, on such loans is recognized on a cash basis.
2. Interest income does not include taxable equivalent adjustments.
3. Refer to footnote to Condensed Consolidated Statements of Income table on slide 21.

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